SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 May 14, 2003
               Date of Report (Date of earliest event reported)

                            AMERICAN BILTRITE INC.
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 1-4773


                   Delaware                            04-1701350
        (State or other jurisdiction                  (IRS Employer
             of incorporation)                      Identification No.)



                                57 River Street
                   Wellesley Hills, Massachusetts 02481-2097
                    (Address of principal executive office)
      Registrant's telephone number, including area code: (781) 237-6655


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 7: Financial Statements, Pro Forma Financial Information And Exhibits

(c) Exhibits.

        99.1   Press release dated May 14, 2003


Item 12: Results of Operations and Financial Condition.

On May 14, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of that press release is furnished herewith and attached as Exhibit 99.1.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 AMERICAN BILTRITE INC.


Date:  May 16, 2003                              By /s/ Howard N. Feist III
                                                    --------------------------
                                                    Howard N. Feist III
                                                    Chief Financial Officer


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                                 Exhibit Index
                                 -------------


Exhibit                         Description
Number

99.1                            Press Release dated May 14, 2003


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                                                                   EXHIBIT 99.1

                                                         Wednesday, May 14, 2003



               AMERICAN BILTRITE REPORTS FIRST QUARTER RESULTS,
                               DECLARES DIVIDEND


            WELLESLEY HILLS, MA - American Biltrite Inc. (AMEX - ABL) reported that sales for the three months ended March 31, 2003 were $104.0 million, up
1.2% from sales of $102.7 million in the first quarter of 2002. The net loss for the three months ended March 31, 2003 was $3.1 million, or $.91 per share, compared with a net loss of $0.8 million, or $.22 per share (before a required accounting change) in the first quarter of 2002. The Company recorded a non-cash transition charge of $7.7 million or $2.25 per share in the first quarter of 2002 for impairment of goodwill as required for adoption of Statement of Financial Accounting Standards No. 142.
            Roger S. Marcus, Chairman of the Board and Chief Executive
Officer, indicated that overall results for American Biltrite Inc.'s operations excluding Congoleum improved over year earlier levels on continued strong performance in the jewelry business, which more than offset declines in results at the Tape, Canadian, and Janus operations. Congoleum's results declined due to weakness in the manufactured housing and remodel markets.
            The Company announced that its Directors today voted a cash dividend of $ .0625 per share on Common Stock, payable July 9, 2003 to stockholders of record June 13, 2003.

                             # # # # # # # # # # #

                                            CONTACT:      Howard N. Feist
                                                          American Biltrite Inc.
                                                          Tel:  781-237-6655

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                                     AMERICAN BILTRITE INC.

                        Results for the three months ended March 31 (unaudited)


                                                                    2003                       2002
                                                                    ----                       ----
  Net sales                                                     $  103,959,000              $  102,738,000
                                                          =====================      ======================


  Loss from operations                                          $  (3,048,000)              $  (1,043,000)

  Noncontrolling interests                                            (77,000)                    268,000
                                                          ---------------------      ----------------------
      Net loss before accounting change                            (3,125,000)                   (775,000)

  Cumulative effect of accounting change                                    -                  (7,742,000)
                                                          ---------------------      ----------------------
          Net loss                                              $  (3,125,000)              $  (8,517,000)
                                                          =====================      ======================


  Net loss per share before cumulative
    effect of accounting change, basic and diluted              $       (0.91)              $       (0.22)

  Cumulative effect of accounting change                                    -                       (2.25)
                                                           ---------------------      ----------------------
      Net loss per share, basic and diluted                     $       (0.91)              $       (2.47)
                                                           =====================      ======================

  Weighted average number of common and
    equivalent shares outstanding                                   3,441,551                   3,441,585
